     NUMBER                                                     SHARES
      1001

                             BUYENERGY CORPORATION
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


PAR VALUE $0.001
COMMON STOCK

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001
                                    EACH OF

                              BUYENERGY CORPORATION


  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the
   Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                         DATED:

                                         Countersigned and Registered:


/s/ Michael J. Pilgrim
PRESIDENT/SECRETARY                          SIGNATURE STOCK TRANSFER, INC.
                                                 (Addison, Texas) Transfer Agent


                                         By


                                                        Authorized Signature

                              BUYENERGY CORPORATION
                                 CORPORATE SEAL
                                     NEVADA

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (TIC)   -as tenants in common            UNIF GIFT MIN (TRANS) ACT              Custodian
                                                                           ------------           --------------
TEN ENT         -as tenants by the entireties    (UGMA) (UTMA)             (Cust)                 (Minor)
JT TEN (J/T)    -as joint tenants with right of                             under Uniform Gifts (Transfer) to Minors
                 survivorship and not as tenants                           Act
                 in common                                                     ------------------------------------
                                                                               (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED                         hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR SOME
OTHER IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------

-------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares of the Capital Stock represented by the Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
      -------------

                                      X
                                        ----------------------------------------


------------------------------------    ----------------------------------------
     SIGNATURE GUARANTEE                NOTICE: THE SIGNATURE TO THIS AGREEMENT
(BY BANK, BROKER, CORPORATE OFFICER)    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE, IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT, OR ANY CHANGE WHATEVER.